NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager International Growth Fund

Supplement dated June 20, 2011
to the Summary Prospectus dated May 1, 2011

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective August 31, 2011, the table following “Portfolio Management – Portfolio Managers” is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service
Clas Olsson	Lead Portfolio Manager, Invesco	Since 1994
Shuxin Cao, CFA	Portfolio Manager, Invesco	Since 1997
Matthew Dennis, CFA	Portfolio Manager, Invesco	Since 2000
Jason Holzer, CFA	Portfolio Manager, Invesco	Since 1996
Mark Jason	Portfolio Manager, Invesco	Since 2001

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE